Exhibit 99.6

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-J

KEY PERFORMANCE FACTORS
October 31, 2000



        Expected B Maturity                                       12/16/02


        Blended Coupon                                             6.8868%



        Excess Protection Level
          3 Month Average  5.78%
          October, 2000  6.22%
          September, 2000  5.64%
          August, 2000  5.48%


        Cash Yield                                  19.62%


        Investor Charge Offs                        4.51%


        Base Rate                                   8.89%


        Over 30 Day Delinquency                     5.23%


        Seller's Interest                           10.66%


        Total Payment Rate                          14.07%


        Total Principal Balance                     $56,359,968,018.99


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $6,009,277,457.50